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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported) March 30, 1999
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                              Royal Precision, Inc.
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                           0-22889                   06-1453896
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(State or Other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)


15170 North Hayden Road, Suite 1, Scottsdale Arizona                    85260
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (602) 627-0200
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          (Former Name or Former Address, if Changed Since Last Report)

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                              ROYAL PRECISION, INC.
                                    FORM 8-K
                                 CURRENT REPORT


Item 5.  Other Events.
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         On March 30, 1999, the Registrant issued a press release announcing the termination of its supply agreement with Acushnet Rubber Company, the Registrant's primary golf club grip supplier.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)  Financial Statements of Business Acquired.

         None.

         (b)  Pro Forma Financial Information.

         None

         (c)  Exhibits.

(10)     MATERIAL CONTRACTS

         Exhibit 10.1.     Registrant's press release dated March 30, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ROYAL PRECISION, INC.



Date:     April 6, 1999                       By: /s/ Thomas A. Schneider
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                                              Thomas A. Schneider, President and
                                               Treasurer